ALTEGRIS MANAGED FUTURES STRATEGY FUND

Class A	Ticker: MFTAX
Class C	Ticker: MFTCX
Class O	Ticker: MFTOX
Class I	Ticker: MFTIX

(a series of Northern Lights Fund Trust)

Supplement dated July 14, 2014 to the Prospectus dated October 28, 2013

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Effective July 14, 2014, Ryan Hart has been added as portfolio manager of the Altegris Managed Futures Strategy Fund (the “Fund”), and Jon Sundt and Allen Cheng have been removed as portfolio managers of the Fund.  Mr. Hart is, together with Matthew Osborne, each of the Adviser, and the Sub-Adviser portfolio manager, John Tobin of J.P. Morgan Investment Management Inc., primarily responsible for the day-to-day management of the Fund. The investment objective, principal investment strategies and principal risks of the Fund have not changed.

The following replaces the information in the section titled “Investment Adviser Portfolio Managers” on page 7 of the Prospectus:

Mr. Matthew Osborne has served the Fund as Portfolio Manager since it commenced operations in 2010.  Ryan Hart has been a Portfolio Manager to the Fund since 2014.

Portfolio Managers	Title
Matthew Osborne	Executive Vice President
Ryan Hart, CFA, CAIA	Vice President and Co-Director Research and Investments

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The section titled “Investment Adviser Portfolio Managers” on pages 18-19 is deleted and replaced with the following:

Matthew Osborne

Executive Vice President

Mr. Osborne has served as Executive Vice President of the adviser since its founding in February, 2010. From 2002 until May 2010, Mr. Osborne served as an Executive Vice President and Chief Investment Officer of Altegris Investments, Inc. From July 2002 to the present he has also served as Director and Vice President of Altegris Funds. He also serves as a manager and Executive Vice President of each of Altegris Clearing Solutions and Altegris Futures. Mr. Osborne brings more than 22 years of international business and financial market experience to his role in directing the managed futures strategies and related strategic initiatives for the adviser. Mr. Osborne was Director of Research for the Managed Investments Division of Man Financial. Previous to his role at Man Financial, Mr. Osborne served as Investment Manager for a family office in his native New Zealand where he was responsible for formulating investment policies and implementing a global asset allocation program that specialized in alternative investment strategies such as hedge funds and managed futures.

Ryan Hart

Vice President and Co-Director of Research and Investments

Mr. Hart has served as Vice President, Co-Director of Research and Investments of the Adviser since February 2012.   His responsibilities include portfolio management, manager sourcing, research and due diligence across a wide variety of alternative strategies.   From August 2009 to January 2012, Mr. Hart served as Vice President, Senior Research Analyst for an affiliate of the Adviser. Mr. Hart brings over 12 years of investment experience to the adviser.  Prior to joining Altegris in August 2009, Mr. Hart was an Alternative Investment Strategist at Wachovia Securities in St. Louis, Missouri, where he was responsible for analyzing and recommending alternative investments.  In this role, he also advised the investment network on the best utilization of alternative strategies in client portfolios.  From January 2007 to May 2008, Mr. Hart was a Senior Analyst at Meritage Capital in Austin, Texas, where he was responsible for identifying, selecting, and monitoring investments for fund of hedge fund portfolios.  He began his alternative investment career as a Hedge Fund Analyst at Franklin Templeton Investments in San Mateo, California.  Mr. Hart graduated Magna Cum Laude from the University of San Diego with a BS in Business Administration and an emphasis in Finance.  Mr. Hart is a Chartered Financial Analyst and a Chartered Alternative Investment Analyst.

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The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of Fund shares.

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The information in this supplement contains new and additional information beyond that in the Prospectus, dated October 28, 2013 and Statement of Additional Information (“SAI”), dated October 28, 2013, as updated.  This supplement should be read in conjunction with the Prospectus and SAI and should be retained for future reference.

ALTEGRIS MANAGED FUTURES STRATEGY FUND

Class A	Ticker: MFTAX
Class C	Ticker: MFTCX
Class O	Ticker: MFTOX
Class I	Ticker: MFTIX

(a series of Northern Lights Fund Trust)

Supplement dated July 14, 2014

to the Statement of Additional Information (“SAI”) dated October 28, 2013

______________________________________________________________________

Effective July 14, 2014, Ryan Hart has been added as portfolio manager of the Altegris Managed Futures Strategy Fund (the “Fund”) and Jon Sundt and Allen Cheng have been removed as portfolio managers of the Fund.  Mr. Hart is, together with Matthew Osborne, each of the Adviser, and the Sub-Adviser portfolio manager, John Tobin of J.P. Morgan Investment Management Inc., primarily responsible for the day-to-day management of the Fund. The investment objective, principal investment strategies and principal risks of the Fund have not changed.

The section titled “Portfolio Managers” on page 39 is deleted and replaced with the following:

Matthew Osborne and Ryan Hart, each of the Adviser, are Co-Portfolio Managers of the Fund. The Sub-Adviser portfolio manager is John Tobin. As of June 30, 2013, Mr. Osborne and Mr. Tobin were responsible for the portfolio management of the following types of accounts in addition to the Fund and the Subsidiary:

MATTHEW OSBORNE
OTHER ACCOUNTS BY TYPE	TOTAL NUMBER OF ACCOUNTS BY ACCOUNT TYPE	TOTAL ASSETS BY ACCOUNT TYPE (IN MILLIONS)	NUMBER OF ACCOUNTS BY TYPE SUBJECT TO A PERFORMANCE FEE	TOTAL ASSETS BY ACCOUNT TYPE SUBJECT TO A PERFORMANCE FEE
Registered Investment Companies	9	$883.6	0	$ 0
Other Pooled Investment Vehicles	23	$1,188	0	$ 0
Other Accounts	0	$ 0	0	$ 0

JOHN TOBIN
OTHER ACCOUNTS BY TYPE	TOTAL NUMBER OF ACCOUNTS BY ACCOUNT TYPE	TOTAL ASSETS BY ACCOUNT TYPE (IN MILLIONS)	NUMBER OF ACCOUNTS BY TYPE SUBJECT TO A PERFORMANCE FEE	TOTAL ASSETS BY ACCOUNT TYPE SUBJECT TO A PERFORMANCE FEE
Registered Investment Companies	10	$216,262	0	$ 0
Other Pooled Investment Vehicles	13	$127,867	0	$ 0
Other Accounts	1	$1,001	0	$ 0

As of July 14, 2014, Mr. Hart was not primarily responsible for the day-to-day management of the portfolio of any other account.

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The section titled “Compensation” on page 41 is deleted and replaced with the following:

For services as a co-portfolio manager to the Fund, Ryan Hart receives a salary and a discretionary bonus from the Adviser. Matthew Osborne receives a salary from the Adviser.  Each of Messrs. Osborne and Hart holds an equity interest in a privately-held entity that directly or indirectly controls the Adviser and its affiliates for which they may be compensated based on the future profitability of the Adviser and its affiliates.  For services as the Sub-Adviser’s portfolio manager to the Fund, John Tobin receives a salary and discretionary bonus from the Sub-Adviser.

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On page 42, the table under the section titled “Ownership of Securities” is amended to delete the information regarding Jon Sundt and Allen Cheng and to include the following:

Altegris Managed Futures Strategy Fund
Ryan Hart	None

The information provided is as of July 14, 2014.

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The information in this supplement contains new and additional information beyond that in the Prospectus, dated October 28, 2013, as updated, and Statement of Additional Information (“SAI”), dated October 28, 2013.  This supplement should be read in conjunction with the Prospectus and SAI and should be retained for future reference.